SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 26, 1999



                          GIGA INFORMATION GROUP, INC.
                          ----------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER



   Delaware                     File No. 0-21529                  06-1422860
   --------                     ----------------                  ----------
(State or other                   (Commission                   (I.R.S Employer
jurisdiction or                       File                      Identification
 organization)                       Number)                        Number)



One Longwater Circle
Norwell, MA                                                 02061
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (781) 982-9500
                                                    -----------------



                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.  Other Events

                  Filed herewith is a copy of the Giga Information Group, Inc. (the "Company") Press Release, dated July 26, 1999, announcing its results of operations for the quarter ended June 30, 1999 and the six months ended June 30, 1999. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for an entire fiscal year or any other interim period.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (99) Press Release, dated July 26, 1999













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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  GIGA INFORMATION GROUP, INC.

                                  By: /s/ Daniel M. Clarke
                                      --------------------------------------
                                      Daniel M. Clarke
                                      Senior Vice President and
                                      Chief Financial Officer

Date:  July 29, 1999

















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
                          GIGA INFORMATION GROUP, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

  (99)                        Press Release, dated July 26, 1999












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